Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-5795 - PremierSolutions Standard (Series A)
HV-6775 - PremierSolutions Cornerstone (Series II)
HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated September 15, 2026 to Prospectuses dated May 1, 2026

This Supplement is regarding the Franklin Total Return Fund in the above-referenced product Prospectuses.

Reorganization

As described in a prospectus supplement for the Franklin Total Return Fund ("Fund"), the Board of Trustees of the Fund approved a proposal to reorganize the Franklin Total Return Fund (“Selling Fund”) with and into the Franklin Core Plus Bond Fund (“Acquiring Fund”) ("Reorganization").

The Reorganization, which is expected to close on or about October 2, 2026 (“Closing Date”), does not require the approval of shareholders and is expected to be tax-free for U.S. federal income tax purposes.

As of the close of market on or about June 26, 2026, the subaccount of the Separate Account that invests in the Selling Fund was closed to new investors. As of the close of market on or about September 30, 2026, the subaccount of the Separate Account that invests in the Selling Fund will be closed to existing investors.

As of the close of business on the Closing Date, investors who hold units of the Separate Account Sub-Account that invests in Class A shares of the Selling Fund will automatically receive a proportionate number of Class A shares of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the merger will have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Selling Fund.

You should consider the strategies and risks of the underlying Acquiring Fund prior to the merger. Prior to the merger, you are permitted to transfer all of your units in the Selling Fund Sub-Account to other investment options currently offered under your Contract without penalty, fees, or restrictions related to the number of transfers you may make in a year.

In addition, if you do not re-direct all future contributions from the Selling Fund Sub-Account to another Sub-Account available under your Contract, your Contributions will be applied to the Acquiring Fund Sub-Account because the Selling Fund Sub-Account will cease to exist on the Closing Date.

Please see the prospectus or summary prospectus, if applicable, for the Acquiring Fund for further information on its fees, performance, strategies, and risks. You may call 1-844-804-8989 to obtain a prospectus or summary prospectus, if applicable, for the Acquiring Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-30